Exhibit 10.2

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS AND THREE ASTERISKS [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

Execution Version

FIRST AMENDMENT TO CRUDE OIL GATHERING AGREEMENT
This First Amendment to Amended and Restated Crude Oil Gathering Agreement (this “First Amendment”) is executed on May 5, 2020 by and among Diamondback E&P LLC, a Delaware limited liability company (“DEP”), Energen Resources Corporation, an Alabama corporation (“Energen”), and Diamondback O&G LLC, a Delaware limited liability company (“DO&G” and each of DEP, Energen and DO&G, individually or collectively, as applicable, “Producer”) and Rattler Midstream Operating LLC, a Delaware limited liability company (“Gatherer”). Producer and Gatherer may be referred to herein individually as a “Party” or together as the “Parties.” Capitalized terms used but not otherwise defined in this First Amendment shall have the meanings ascribed to them in the Agreement.
WHEREAS, DEP and Gatherer entered into that certain Amended and Restated Crude Oil Gathering Agreement (the “Agreement”) on January 18, 2019, but dated effective as at January 1, 2018 (the “Effective Date”), whereby, among other things, Gatherer agreed to provide the Services to DEP, in accordance with the terms and conditions set forth thereunder.
WHEREAS, DEP and Gatherer desire to add DO&G and Energen, and DO&G and Energen desire to be added, as parties to the Agreement.
WHEREAS, (i) as of the Effective Date, the Dedicated Properties owned by Producer and its Affiliates constituted [***] Net Acres and (ii) as of December 31, 2019, the Dedicated Properties owned by Producer and its Affiliates constituted [***] Net Acres, which are located in the yellow-shaded areas set forth on Exhibit A – Dedicated Acreage attached to this First Amendment.
WHEREAS, the Parties desire to amend the Agreement as set forth herein.
NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein and for other valuable consideration hereby acknowledged, the Parties agree to modify and amend the Agreement as follows:

1.	Amendments. The Agreement is hereby amended as follows:
(a)    The preamble of the Agreement is hereby amended and restated in its entirety as follows:
“This Amended and Restated Crude Oil Gathering Agreement (this “Agreement”), dated as of January 18, 2019 (the “Execution Date”) but deemed effective as of January 1, 2018 (the “Effective Date”), is made by and among Diamondback E&P LLC, a Delaware limited liability company, Diamondback O&G LLC, a Delaware limited liability company, and Energen Resources Corporation, an Alabama corporation (each of the preceding, individually or collectively, as applicable,

“Producer”), and Rattler Midstream Operating LLC, a Delaware limited liability company formerly known as Rattler Midstream LLC (“Gatherer”). Producer and Gatherer may be referred to herein individually as a “Party” or collectively as the “Parties”.”
(b)    The definition of “Dedicated Acreage” set forth in Article 1 of the Agreement is hereby amended and restated in its entirety as set forth below:
““Dedicated Acreage” means each of the Specified Areas and such additional areas added by Producer after December 31, 2019, pursuant to an agreement between the Parties.”
(c)    The definition of “Dedicated Properties” set forth in Article 1 of the Agreement is hereby amended and restated in its entirety as set forth below:
““Dedicated Properties” means all Interests now owned or hereafter acquired by Producer or its Affiliates located wholly within the Dedicated Acreage (other than any Interests excluded from the dedication and commitment pursuant to the terms hereunder).”
(d)    The term “Net Acres” as defined below is hereby inserted immediately after the defined term “Month” in Article 1 of the Agreement, and replaces throughout the Agreement the term “net acres” as applicable:
““Net Acres” means, as computed separately with respect to each leasehold, (a) the number of gross acres in the lands covered by such leasehold, multiplied by (b) the undivided percentage interest in oil, gas and other minerals covered by such leasehold in such lands, multiplied by (c) Producer’s working interest or undivided interest in such leasehold.”
(e)    Clause (c) of Section 2.3 of the Agreement is hereby amended and restated in its entirety as set forth below:
“(c) to acquire Wells connected to existing gathering systems and to continue to deliver to such gathering systems Crude Oil produced from such Wells; provided that, to the extent that Crude Oil from such Wells constitutes Dedicated Crude Oil and is not previously dedicated to a third party, then Producer shall deliver a Connection Notice to Gatherer with respect to any such Well not later than [***] Days after its acquisition, and (unless otherwise released) thereafter shall deliver Crude Oil to such gathering system only until Gatherer has connected such Well to the Gathering System in accordance with Section 3.3;”

(f)    Section 2.4 of the Agreement is hereby amended and restated in its entirety as set forth below:
“Section 2.4.    Covenant Running with the Land.
(a)    Subject to Section 2.2, the Parties intend that the dedication and commitment made by Producer under this Agreement be a covenant running with (i) the Dedicated Properties, as a burden on Producer’s title thereto and binding on successors-in-interest in and to the Dedicated Properties, and (ii) the Gathering System, as a benefit accruing to Gatherer’s title thereto and inuring to the benefit of successors-in-interest to the Gathering System.
(b)    Except as provided in Section 2.4(c) below, Producer shall not Transfer any or all of its interest in any Dedicated Property unless (i) Producer obtains and delivers to Gatherer a written acknowledgment by the Transferee in favor of Gatherer acknowledging that the Transferred Dedicated Property shall remain subject to this Agreement in all respects and (ii) each instrument of conveyance expressly so states.
(c)    Notwithstanding the foregoing, Producer shall be permitted to Transfer any Dedicated Property (including any Wells thereon) free of the dedication and commitment made by Producer under this Agreement [***]”
(g)    A new Section 2.5 of the Agreement is hereby added as set forth below:
“The Parties comprising Producer hereby designate Diamondback E&P LLC to act as contract agent on behalf of Producer as necessary hereunder, including for (i) giving and receiving notices, statements, invoices, plans, nominations, correspondence and other communications hereunder, (ii) making and receiving payments on behalf of Producer hereunder and (iii) giving all consents and approvals that may be required hereunder, and Gatherer hereby accepts such designation.”
(h)    Exhibit A to the Agreement is hereby deleted in its entirety and replaced with the exhibit on Schedule 1 titled “Exhibit A – Dedicated Acreage” attached to this First Amendment.
(i)    Exhibit C to the Agreement is hereby deleted in its entirety and replaced with the exhibit on Schedule 2 titled “Exhibit C – Conflicting Dedications” attached to this First Amendment.

2.	Miscellaneous.

(a)    Joinder. Each of DO&G and Energen agrees to be bound by the provisions of the Agreement, as amended by this First Amendment, that by their terms are obligations of a “Producer” thereunder and each hereby becomes a Producer under the Agreement, as amended by this First Amendment, with the same force and effect as if it were an original party thereto. Each reference in the Agreement, as amended by this First Amendment, to “Producer” shall also mean and be a reference to each of DO&G and Energen.
(b)    Ratification; Reaffirmation and No Release. The Parties hereby ratify and confirm that the terms and provisions of the Agreement, as modified and amended hereby, shall remain in full force and effect following the execution of this First Amendment for all purposes. The Parties hereby covenant and agree that the Agreement, as amended by this First Amendment, supersedes all prior agreements, prior arrangements and prior understandings relating to the subject matter hereof and thereof. Except as expressly amended hereunder, this First Amendment shall not modify, release, waive or excuse, and each Party shall remain responsible and liable for, such Party’s respective rights and obligations (or breach thereof) under the Agreement.
(c)    References. All references to the Agreement in any document, instrument, agreement or writing delivered pursuant to the Agreement (as amended hereby) shall hereafter be deemed to refer to the Agreement as amended hereby.
(d)    Counterparts. This First Amendment may be executed in any number of counterparts and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by facsimile or other electronic transmission (including pdfs. delivered by email) shall be deemed an original signature hereto.
[Signature page follows.]

IN WITNESS WHEREOF, this First Amendment has been signed by each of the Parties hereto on the date first above written.

PRODUCER:
DIAMONDBACK E&P LLC

By:	/s/ Travis D. Stice
Name:	Travis D. Stice
Title:	CEO

DIAMONDBACK O&G LLC

By:	/s/ Travis D. Stice
Name:	Travis D. Stice
Title:	CEO

ENERGEN RESOURCES CORPORATION

By:	/s/ Travis D. Stice
Name:	Travis D. Stice
Title:	CEO

GATHERER:
RATTLER MIDSTREAM OPERATING LLC

By:	/s/ Kaes Van't Hof
Name:	Kaes Van't Hof
Title:	President

Signature Page to First Amendment to A&R Crude Oil Gathering Agreement

Schedule 1
EXHIBIT A
DEDICATED ACREAGE
(See attached.)

Schedule 2
EXHIBIT C
CONFLICTING DEDICATIONS AND EXCLUDED ASSETS

I.	Wells Subject to Conflicting Dedications:

A [***]-well dedication to [***] covering the following [***] wells:

[***]

II.	Excluded Wells:

[***]